UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 17, 2025

 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
Non-Cumulative Perpetual Preferred Stock, Series F	RF PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On October 17, 2025, Regions Financial Corporation (“Regions”) issued a press release announcing its preliminary results of operations for the quarter ended September 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1. Supplemental financial information for the quarter ended September 30, 2025 is attached as Exhibit 99.2. Each of Exhibits 99.1 and 99.2 are incorporated herein by reference and may also be found on Regions’ website at www.regions.com.
Item 7.01    Regulation FD Disclosure.

On October 17, 2025, executives from Regions will review its preliminary results of operations for the quarter ended September 30, 2025, via a live audio webcast. A copy of a visual presentation that will be a part of that review is attached as Exhibit 99.3. Exhibit 99.3 is incorporated herein by reference and may also be found on Regions’ website at www.regions.com. An archived recording of the webcast will be available for a limited time on the Investor Relations page of that website.

In accordance with general instruction B.2. of Form 8-K, the information included in or incorporated into Item 2.02 or Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 17, 2025.
99.2	Supplemental Financial Information for the Quarter Ended September 30, 2025.
99.3	Visual Presentation of October 17, 2025.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Karin K. Allen
Name:	Karin K. Allen
Title:	Executive Vice President and Assistant Controller (Chief Accounting Officer and Authorized Officer)
Date: October 17, 2025